Note 13 - Income Taxes	12 Months Ended
Jun. 30, 2025
Notes to Financial Statements
Income Tax Disclosure [Text Block]

Note 13 - Income Taxes

For fiscal 2024, there was $2.1 million of income tax expense from continuing operations, which was an effective tax rate of negative 20.6%. This was primarily driven by Section 382 limitation of the IRC on post-Tax Cuts and Jobs Act (“TCJA”) net operating loss (“NOL”) utilization, as further described below, coupled with existing valuation allowances. As of June 30, 2024, the Company had $0.8 million of deferred tax assets (“DTAs”), net of valuation allowance from continuing operations, included in other non-current assets; $0.8 million of deferred tax liabilities (“DTLs”) from continuing operations included in other non-current liabilities; and $0.3 million of accrued income taxes payable included in accrued liabilities in the consolidated balance sheets.

For fiscal 2023, there was $0.3 million of income tax expense from continuing operations with an effective tax rate of negative 3.6%, primarily due to a full valuation allowance. This income tax expense was primarily driven by the limitations on losses as a result of Section 382 of the IRC changes in ownership coupled with existing valuation allowances and release of the naked credit. As of June 30, 2023, the Company had $1.4 million of DTAs, net of valuation allowance from continuing operations, included in other non-current assets; $1.4 million of DTLs from continuing operations included in other non-current liabilities; and $0.1 million of accrued income taxes payable included in accrued liabilities in the consolidated balance sheets.

Section 382 Limitation

Under the provisions of the IRC, substantial changes in the Company’s ownership have resulted in limitations on the amount of NOL carryforwards that can be utilized in future years. NOL carryforwards are subject to examination in the year they are utilized regardless of whether the tax year in which they are generated has been closed by statute. The amount subject to disallowance is limited to the NOL utilized. Accordingly, the Company may be subject to examination for prior NOLs generated as such NOLs are utilized.

As part of the Company’s Section 382 analysis, an ownership change was determined to have occurred in March 2022 at a point in time when the Company had a net unrealized built-in gain. As such, the NOL generated during that period has been allocated and the post-change NOL (approximately $12 million) was determined to be fully available to offset fiscal 2023 pre-change income subject to the 80% limitation. The Company also determined that an ownership change occurred in June 2023 at a time when the Company was in a net unrealized built-in loss position. As a result of the Section 382 analysis, the Company had $0.3 million of disallowed recognized built-in loss that was carried forward as a net operating loss as of June 30, 2023. For fiscal 2024, an additional $8.8 million of disallowed recognized built-in loss was carried forward as an operating loss. These operating loss carryovers are subject to the June 2023 Section 382 limitation.

The Company had federal net operating losses of $519.6 million as of June 30, 2024, that is subject to limitation (as described above). Of the available federal net operating losses, $186.6 million can be carried forward indefinitely, and $333.0 million will completely expire in 2037. Of the amount set to expire, $329.2 million will expire unused as a result of the ownership change. As of June 30, 2024, the Company had research and development credits of $3.0 million, which will begin to expire in 2025 and are also subject to Section 382 limitation. The available state net operating losses, if not utilized to offset taxable income in future periods, will begin to expire in 2025 and will completely expire in 2039.

As of June 30, 2024, the Company had various state NOL carryforwards. The determination of the state NOL carryforwards is dependent on apportionment percentages and state laws that can change from year to year and impact the amount of such carryforwards.

The Company notes there is diversity in practice regarding the treatment of deductions or loss carryforwards that are expected to expire unutilized. Generally, it is not appropriate to use zero as an applicable tax rate and rather, a DTA should be recorded at the applicable tax rate and a valuation of an equal amount would be provided. However, under certain circumstances it may be appropriate to follow an alternative approach and use a zero rate to write off the asset against the valuation allowance, reducing the valuation allowance and gross DTAs disclosed. The Company considered both accounting viewpoints and determined it would present its NOL carryforwards gross with a full valuation allowance and not apply a zero rate to NOL carryforwards expected to expire unutilized.

In review of the Company’s consolidated deferred position, excluding NOLs and other tax attributes, the Company is in a net DTA position and therefore all NOLs are being fully valued and not utilized against a net DTL.

The provision for income taxes consisted of the following:

	Year Ended June 30,
	2024	2023
	(in thousands)
Current:
Federal	$1,886	$333
State	256	56
Total current tax expense	2,142	389

Deferred:
Federal	—	(109)
State	—	(17)
Total deferred tax expense	—	(126)
Provision for income taxes	$2,142	$263

Income tax expense resulting from applying statutory rates in jurisdictions in which the Company is taxed (federal and various states) differs from the income tax expense in the consolidated financial statements. A reconciliation of the United States federal statutory income tax rates to the Company’s effective tax rate is as follows.

	Year Ended June 30,
	2024		2023
	(in thousands, except tax rate)
Tax at statutory rate	$(2,179)	21.0%	$(1,531)	21.0%
State income taxes, net of federal benefit	(906)	8.7%	(1,427)	19.6%
Stock-based compensation expense	19	(0.2)%	—	—%
Contingent consideration	—	—%	(121)	1.7%
Change in valuation allowance	5,172	(49.8)%	3,225	(44.2)%
Other	36	(0.3)%	117	(1.6)%
Net income tax expense	$2,142	(20.6)%	$263	(3.6)%

Deferred income taxes arise from temporary differences in the recognition of certain items for income tax and financial reporting purposes. The approximate tax effects of significant temporary differences, which comprise the deferred tax assets and liabilities, are as follows:

	June 30,
	2024	2023
	(in thousands)
Deferred tax assets:
Net operating loss carry forward	$119,170	$113,819
Interest	4,845	4,188
Accrued rebates	3,819	6,994
Warrant derivatives	3,061	1,504
Research and development credits	2,416	2,416
Stock-based compensation expense	1,259	4,250
Accrued expenses	1,027	758
Section 174 capitalization	780	836
Inventory	256	743
Lease liability	305	492
Fixed assets	99	—
Other	975	1,332
Total deferred tax assets	138,012	137,332
Less: valuation allowance	(137,250)	(135,954)
Deferred tax assets, net of valuation allowance	762	1,378

Deferred tax liabilities:
Intangibles	(563)	(845)
ROU asset	(199)	(483)
Fixed assets	—	(50)
Total deferred tax liabilities	(762)	(1,378)
Net deferred tax liabilities	$—	$—

The Company has recorded a valuation allowance of $137.3 million and $136.0 million at June 30, 2024, and 2023, respectively, to reserve its net DTAs. In assessing the realizability of DTAs, management considers whether it is more likely than not that some portion or all of the DTAs will not be realized. The ultimate realization of DTAs is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, carry back opportunities and tax planning strategies in making the assessment. The Company believes it is more likely than not that it will realize the benefits of these deductible differences, net of the valuation allowance provided.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. The Company has no accrued interest related to its uncertain tax positions as they all relate to timing differences that would adjust the Company’s NOL, interest expense carryover or research and development credit carryover and therefore do not require recognition. As a result of these timing differences, at  June 30, 2024, and 2023 the Company had gross unrecognized tax benefits related to uncertain tax positions of $1.3 million and $2.9 million, respectively. Changes in unrecognized benefits in any given year are recorded as a component of deferred tax expense.

A tabular roll-forward of the Company’s gross unrecognized tax benefit related to uncertain tax positions is below.

	June 30,
	2024	2023
	(in thousands)
Beginning balances	$2,948	$2,822
Decrease resulting from current period tax positions	(1,996)	(120)
Increase resulting from current period tax positions	361	246
Ending balances	$1,313	$2,948

The change in the Company’s gross unrecognized tax benefits relates to filed method changes with the IRS for the tax return year ending June 30, 2023. Additionally, Neos pre-acquisition tax years are subject to the same general statute of limitations, resulting in its tax years back to 2005 being subject to examination.

The income tax expense (benefit) allocated to continuing operations and discontinued operations for the years ended June 30, 2024, and 2023, were as follows:

	Year Ended June 30,
	2024	2023
	(in thousands)
Continuing operations income tax expense	$2,142	$263
Discontinued operations income tax benefit	(374)	(263)
Total income tax expense	$1,768	$—

See Note 20 – Discontinued Operations for further detail on the Company’s discontinued operations related to the wind down and divestiture of its Consumer Health business.